UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Debt Offering

     On February 13, 2014 Meritor, Inc. (the “Company”) completed the offering and sale of $225 million aggregate principal amount of the Company’s 6-1/4% notes due 2024 (the “Securities”), including related guarantees by certain subsidiaries of the Company (the “Guarantees”), in an underwritten public offering.

     The Securities were offered and sold by the Company pursuant to its Registration Statement on Form S-3 (Registration Statement No. 333-179405) filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 7, 2012, as amended on November 16, 2012 and November 21, 2012 and declared effective by the SEC on November 29, 2012 (the “Registration Statement”), as supplemented by the prospectus supplement filed with the SEC on February 11, 2014 (the “Prospectus Supplement”).

     The Securities were issued pursuant to an indenture, dated as of April 1, 1998 (the “Original Indenture”), as supplemented by the First Supplemental Indenture dated as of July 7, 2000, the Second Supplemental Indenture dated as of July 6, 2004, the Third Supplemental Indenture dated as of June 23, 2006, the Fourth Supplemental Indenture dated as of March 3, 2010, the Fifth Supplemental Indenture dated as of May 23, 2013, the Sixth Supplemental Indenture dated as of May 31, 2013 and the Seventh Supplemental Indenture dated as of February 13, 2014 (the “Seventh Supplemental Indenture”) (collectively, the “Supplemental Indentures” and, together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee (the “Trustee”). The Company entered into the Seventh Supplemental Indenture in connection with the issuance and sale of the Securities. The Indenture contains covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default. The Seventh Supplemental Indenture contains a covenant that requires the Company to satisfy certain conditions in order to make certain restricted payments to holders of certain of its equity interests, including the Company’s common stock, in respect of such equity interests.

     The Securities will mature on February 15, 2024 and bear interest at a fixed rate of 6-1/4% per annum. The Company will pay interest on the Securities from February 13, 2014 semi-annually, in arrears, on February 15 and August 15 of each year, beginning August 15, 2014. The Securities will constitute senior unsecured obligations of the Company and will rank equally in right of payment with its existing and future senior unsecured indebtedness, and effectively junior to its existing and future secured indebtedness to the extent of the security therefor.

     The Securities provide that, prior to February 15, 2019, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed, plus (ii) the applicable premium as of the redemption date on the Securities to be redeemed, plus (iii) accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed. For purposes of such calculation, the “applicable premium” means, with respect to a Security at any redemption date, the greater of (i) 1.0% of the principal amount of such Security and (ii) the excess of (A) the present value at such redemption date of (1) 103.125% of the principal amount of such Security plus (2) all remaining required interest payments due on such Security through February 15, 2019 (excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the treasury rate plus 50 basis points, over (B) 100% of the principal amount of such Security.

     The Securities provide that, on or after February 15, 2019, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed, if redeemed during the 12-month period beginning on February 15 of the years indicated below:

Year	Redemption Price
2019	103.125%
2020	102.083%
2021	101.042%
2022 and thereafter	100.000%

     The Securities provide that, prior to February 15, 2017, the Company may redeem, at its option, from time to time, up to 35% of the aggregate principal amount of the Securities to be issued on February 13, 2014 with the net cash proceeds of one or more public sales of the Company’s common stock at a redemption price equal to 106.25% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed so long as at least 65% of the aggregate principal amount of Securities originally issued on February 13, 2014 remains outstanding after each such redemption and notice of any such redemption is mailed within 90 days of any such sale of common stock.

     If a Change of Control (as defined in the Seventh Supplemental Indenture) occurs, unless the Company has exercised its right to redeem the Securities, each holder of Securities may require the Company to repurchase some or all of such holder’s Securities at a purchase price equal to 101% of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the payment date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the payment date) on the Securities to be repurchased.

     The Securities are guaranteed on a senior unsecured basis by each of the Company’s subsidiaries from time to time guaranteeing its senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility (other than one subsidiary that currently has minimal assets, which is in the process of voluntary liquidation) (collectively, the “Guarantors”). The Guarantees will remain in effect until the earlier to occur of payment in full of the Securities or termination or release of the applicable corresponding guarantee under the Company’s senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility. The Guarantees will rank equally with existing and future senior unsecured indebtedness of the Guarantors and will be effectively subordinated to all of the existing and future secured indebtedness of the Guarantors, to the extent of the value of the assets securing such indebtedness.

     The above description of certain terms and conditions of the Seventh Supplemental Indenture is qualified by reference to the full text of the Seventh Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

     Credit Agreement

     On February 13, 2014, the Company entered into a Second Amendment and Restatement Agreement among the Company, ArvinMeritor Finance Ireland (“AFI”), the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Second Amendment and Restatement Agreement amends and restates the Amended and Restated Credit Agreement, dated as of April 23, 2012, as previously amended (the "Existing Credit Agreement"), by and among the Company, AFI, and the institutions from time to time parties thereto as lenders, including JPMorgan Chase Bank, N.A., as Administrative Agent (as amended and restated, the “Second Amended and Restated Credit Agreement”). The Second Amended and Restated Credit Agreement:

  extends the maturity of the Existing Credit Agreement from April 23, 2017 to February 1, 2019; provided, however, that if the Company has not voluntarily repurchased, retired, redeemed, or defeased its 10-5/8% Notes due 2018 prior to November 15, 2017 in sufficient amount such that the aggregate outstanding principal amount of such 10-5/8% Notes due 2018 is less than $25,000,000, then the Second Amended and Restated Credit Agreement will instead mature on December 1, 2017;

  increases the size of the revolving credit facility from $415 million to $499 million through April 23, 2017 and then reduces the size of the revolving credit facility to $410 million from April 23, 2017 through maturity on February 1, 2019;

  modifies the debt-to-EBITDA financial covenant and other covenants with respect to permitted capital expenditures and restricted payments;

  retains an accordion feature, which allows the Company to increase the size of the credit facility by up to $100 million with additional term loans and/or revolving loans with new or existing lenders who agree thereto;

  retains the requirement of prepayments of loans in an amount by which the outstanding obligations under the Second Amended and Restated Credit Agreement exceed the value of the collateral thereunder; and

  amends the pricing schedule to reduce the applicable interest rate margins if the Company improves its corporate rating.

     Most of the Company’s domestic wholly-owned subsidiaries and certain of the Company’s foreign wholly-owned subsidiaries irrevocably and unconditionally fully guarantee amounts outstanding under the Second Amended and Restated Credit Agreement consistent with the subsidiary guarantees provided in connection with the Existing Credit Agreement. The Second Amended and Restated Credit Agreement is secured by (a) a pledge of the issued and outstanding shares of stock or other equity interests of certain of the Company’s direct and indirect domestic and foreign subsidiaries (with such pledge being limited to 65% of the issued and outstanding shares of stock of certain foreign subsidiaries) and (b) a first priority perfected security interest in substantially all of the Company’s other assets and substantially all of the assets of most of the Company’s direct and indirect domestic subsidiaries, which are consistent with the pledges and security interests provided in connection with the Existing Credit Agreement.

     The foregoing descriptions of the Second Amendment and Restatement Agreement relating to the Second Amended and Restated Credit Agreement are qualified in their entirety by reference to the full texts of the Second Amendment and Restatement Agreement relating to the Second Amended and Restated Credit Agreement which is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth under the heading “Debt Offering” in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On February 12, 2014, Pedro Ferro notified the Company that he has elected to resign as Senior Vice President and President, Aftermarket & Trailer of the Company due to personal family reasons effective February 28, 2014. Mr. Ferro will remain as an employee of the Company until May 31, 2014.

Item 8.01. Other Events

     On February 13, 2014, the Company issued a press release announcing the redemption of all $250 million of its outstanding 10-5/8% Notes due 2018. The press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

     In connection with the offering and sale the Securities, including the related Guarantees, the Company is filing as Exhibits 5.1 through 5.10 hereto opinions of counsel with respect to the Securities and the Guarantees. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Seventh Supplemental Indenture, dated as of February 13, 2014, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee.

4.2	Form of certificate for the Company's 6-1/4% Notes due 2024.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

5.4	Opinion of Travers Thorp Alberga.

5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

5.6	Opinion of Advokatfirman Törngren Magnell KB.

5.7	Opinion of Baker & McKenzie Amsterdam N.V.

5.8	Opinion of Baker & McKenzie Luxembourg.

5.9	Opinion of Shoosmiths.

5.10	Opinion of Lionel Sawyer & Collins.

10	Second Amendment and Restatement Agreement relating to Second Amended and Restated Credit Agreement, dated as of February 13, 2014, among the Company, AFI, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2).

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3).

23.4	Consent of Travers Thorp Alberga (contained in Exhibit 5.4).

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5).

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6).

23.7	Consent of Baker & McKenzie Amsterdam N.V. (contained in Exhibit 5.7).

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8).

23.9	Consent of Shoosmiths (contained in Exhibit 5.9).

23.10	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.10).

99	Press Release of the Company dated February 13, 2014.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: February 18, 2014	By	/s/ Kevin Nowlan
Name: Kevin Nowlan
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Seventh Supplemental Indenture, dated as of February 13, 2014, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee.

4.2	Form of certificate for the Company's 6-1/4% Notes due 2024.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

5.4	Opinion of Travers Thorp Alberga.

5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

5.6	Opinion of Advokatfirman Törngren Magnell KB.

5.7	Opinion of Baker & McKenzie Amsterdam N.V.

5.8	Opinion of Baker & McKenzie Luxembourg.

5.9	Opinion of Shoosmiths.

5.10	Opinion of Lionel Sawyer & Collins.

10	Second Amendment and Restatement Agreement relating to Second Amended and Restated Credit Agreement, dated as of February 13, 2014, among the Company, AFI, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2).

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3).

23.4	Consent of Travers Thorp Alberga (contained in Exhibit 5.4).

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5).

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6).

23.7	Consent of Baker & McKenzie Amsterdam N.V. (contained in Exhibit 5.7).

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8).

23.9	Consent of Shoosmiths (contained in Exhibit 5.9).

23.10	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.10).

99	Press Release of the Company dated February 13, 2014.